SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Lincoln Variable Insurance Products Trust

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

CORE FUND

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

January 6, 2006

Dear Contract Owner:

We are writing to notify you of a Special Meeting of Stockholders of the Core Fund listed above (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”). The meeting will be held on February 28, 2006, at 9:00 a.m., local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda items for the meeting.

You are entitled to provide us with instructions for voting shares of the Fund that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. (For convenience, we refer to both contract owners and policy participants as “Contract Owners.”) You should read the enclosed Proxy Statement carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1	To elect a Board of Trustees of the Trust. The nominees for election to the Board of Trustees are: Kelly D. Clevenger, Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella, and David H. Windley.

Proposal 2	To approve a new subadvisory agreement for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.

A new subadvisory agreement is needed as a result of the sale of the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (“Sub-Adviser”), by its parent company, Citigroup Inc., to Legg Mason, Inc. (“Legg Mason”). The sale resulted in the automatic termination of the existing subadvisory agreement between the Adviser and the Sub-Adviser with respect to the Fund. In order for the management of the Fund to continue uninterrupted, we are asking the stockholders of the Fund to approve a new sub-advisory agreement for the Fund. The sale will not change the Fund’s investment objective, investment policies or the Fund’s overall investment management fees.

We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of the Fund attributable to you will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Trust’s Board of Trustees

Cynthia A. Rose

Secretary

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

CORE FUND

PROXY STATEMENT

Special Meeting of Stockholders

To be held on February 28, 2006

This Proxy Statement is being furnished to you in connection with the solicitation by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) of voting instructions for a special meeting of stockholders of the Core Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”). The shares of the Fund are sold directly or indirectly to separate accounts of Lincoln Life or Lincoln New York that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). The Trust is seeking approval for certain actions it wishes to take, and you are entitled to instruct Lincoln Life or Lincoln New York, as applicable, on how to vote the shares of the Fund attributable to you under your contract or policy.

The meeting will be held on February 28, 2006, at 9:00 a.m., local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The date of the first mailing of the proxy card and this Proxy Statement to Contract Owners will be on or about January 6, 2006. If you have any questions about the meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

The following proposals will be considered and acted upon at the meeting:

Proposal 1	To elect a Board of Trustees of the Trust. The nominees for election to the Board of Trustees are: Kelly D. Clevenger, Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella, David H. Windley.

Proposal 2	To approve a new subadvisory agreement for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.

In addition to the solicitation of proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $0 and $50,000. The Fund will pay the cost associated with the solicitation and the meeting.

If you would like to receive a copy of the Fund’s 2005 Semi-Annual Report, call Customer Service at (800) 4LINCOLN (454-6265) or write to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge, or you can access the Semi-Annual Report at:

http://www.annuitycontent.lnc.com/LLsup/PDFLibrary/19875SA.pdf

The principal office of the Trust is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The Adviser, Delaware Management Company (“DMC”), is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and the Trust’s service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The Lincoln National Life Insurance Company, which provides various administrative services to the Trust, is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

The Board of Trustees of the Trust recommends that you provide voting instructions to APPROVE the proposals.

VOTING PROCEDURES

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1.  BY INTERNET

•      Read the Proxy Statement.

•      Go to the voting link found on your proxy card.

•      Follow the instructions using your proxy card as a guide.

•      (Do not mail the proxy card if you provide voting instructions by Internet.)

2.  BY MAIL

•      Read the Proxy Statement

•      Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3.  BY TELEPHONE

•      Read the Proxy Statement.

•      Call the toll-free number found on your proxy card.

•      Follow the recorded instructions using your proxy card as a guide.

•      (Do not mail the proxy card if you provide voting instructions by telephone.)

At the meeting, Lincoln Life and Lincoln New York will vote the Fund’s shares held in the Accounts, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments, as of the Record Date of December 1, 2005, were invested in the Fund by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which such Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner’s percentage interest in the Fund to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

Lincoln Life and Lincoln New York will vote the Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to the Fund. If voting instructions cards are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those cards will be cast “FOR” the proposal considered at the meeting. Contract Owners, of course, may provide voting instructions in person at the meeting. Abstentions with respect to the proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated the same as abstentions.

Any Contract Owner who provides voting instructions has the power to revoke the instructions, by mail (addressed to the Secretary of the Trust at the office of the Trust) or in person at the meeting, by executing superseding voting instructions or by submitting a notice of revocation to the Trust. All properly executed and unrevoked voting instructions received in time for the meeting will be voted as specified in the instructions or, if no specification is made, FOR the proposal referred to in this Proxy Statement.

The votes will be formally counted at the scheduled meeting and, if the meeting is adjourned, at any later meeting.

PROPOSAL 1: To elect a Board of Trustees

You are being asked to elect a Board of Trustees.

Who are the nominees for Trustee?

The nominees for Trustee are: Kelly D. Clevenger, Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella and David H. Windley. Messrs. Clevenger, Stella and Windley and Ms. Frisby are presently Trustees of the Trust. Mr. Lemon is presently an Advisory Trustee of the Trust. Ms. Janet Chrzan is also an Advisory Trustee of the Trust, but is not a nominee for Trustee for the purposes of this proxy vote.

Mr. Windley and Mr. Lemon, who are standing for election by shareholders for the first time, were identified by an Independent Trustee and recommended to the Nominating Committee as potential candidates for nominees. After reviewing detailed background information on the candidates and conducting interviews of these candidates, the Nominating Committee recommended the Trustee candidates to the full Board. The Nominating Committee’s process for evaluating nominees is more fully described under “Board, Stockholder and Committee Meetings” below.

Among the nominees standing for election, only Mr. Clevenger is an “interested person” of the Trust, as that term is defined under the 1940 Act. The remaining nominees would be deemed to be “Independent Trustees;” i.e., Trustees who are not “interested persons” of the Trust. Ms. Chrzan, an Advisory Trustee, who is not a nominee, is an “interested person” of the Trust.

If elected, the nominees will serve as Trustees until their successors are duly elected and qualified or until their earlier resignation, death or retirement. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected.

The following table provides certain background information for each nominee, including the number of Funds of the Trust that the nominee oversees or will oversee.

Interested Trustees

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
TRUSTEE

KELLY D. CLEVENGER * 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman, President and Trustee	Chairman since August 1995; President and Trustee since November 1994	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC.	19	Lincoln Retirement Services Company, LLC

ADVISORY TRUSTEE

JANET CHRZAN** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Advisory Trustee	Advisory Trustee since May 17, 2004; Trustee August 2003 to May 17, 2004	Vice President, The Lincoln National Life Insurance Company; formerly Chief Financial Officer and Director, The Lincoln National Life Insurance Company	19	The Administrative Management Group, Inc. and Lincoln Life Improved Housing

*	Kelly D. Clevenger, currently Chairman and President of the Trust, is an “interested person” of the Trust by reason of him being an officer of Lincoln Life.
**	Janet Chrzan, an Advisory Trustee of the Trust, is an interested person of the Trust by reason of her being a Vice President of Lincoln Life, and is not a nominee for Trustee for the purposes of this proxy vote.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

TRUSTEE

NANCY L. FRISBY 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	19	N/A

KENNETH G. STELLA 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President, Indiana Hospital & Health Association	19	First National Bank & Trust

DAVID H. WINDLEY 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Director, Blue and Co., LLC (regional consulting and CPA firm)	19	Meridian Investment Advisors, Inc.; Eureka College

ADVISORY TRUSTEE

GARY D. LEMON 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Advisory Trustee	Advisory Trustee since November 8, 2004	Professor of Economics, DePauw University	19	N/A

The following information may assist you in your decision:

INTERESTED TRUSTEES

•	Kelly D. Clevenger. Mr. Clevenger, who became a Trustee in 1994, is a senior actuary with over three decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of Lincoln Life and in 1994 became President of the Funds and continues to serve in that capacity. His responsibilities with Lincoln Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

•	Janet Chrzan. Ms. Chrzan became an Advisory Trustee in May 2004. From August 2003 to May 2004, she served as a Trustee. She is a Vice

President of The Lincoln National Life Insurance Company, where she was formerly Chief Financial Officer and Director. She is Vice President of Lincoln National Corporation and past General Auditor and Treasurer. Ms. Chrzan holds a Bachelor’s Degree from the University of Nebraska. She is a certified public accountant, has completed NASD Series 7 and 24, is a Fellow of the Life Management Institute and a member of the American Institute of Certified Public Accountants (AICPA) and the Indiana CPA Society. She serves as a Trustee for the Nature Conservancy of Indiana, a committee member of the Investment/Finance Committee, a director on the board of the Parkview Hospital Foundation, and the Audit Committee of the United Way of Allen County.

INDEPENDENT TRUSTEES

•	Nancy L. Frisby. Ms. Frisby has been a Trustee since April 15, 1992. Since August 1999, Ms. Frisby has served as Senior Vice President and Chief Financial Officer of the DeSoto Memorial Hospital, Arcadia, Florida. From May, 1998 to July, 1999, Ms. Frisby served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine in Miami, Florida. From 1974 to 1998, Ms. Frisby was a member of the staff of St. Joseph Medical Center in Fort Wayne, Indiana, and served as its Vice President and Chief Financial Officer. Ms. Frisby holds a Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from the University of Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, a member of the American Institute of Certified Public Accountants, and a former officer of the Fort Wayne Chapter of the Financial Executives Institute.

•	Gary D. Lemon. Mr. Lemon has been an Advisory Trustee since November 8, 2004. Since 1976, Mr. Lemon has been employed by the Economics Department at DePauw University. Beginning in July 2000, he became the Director of the McDermond Center for Management and Entrepreneurship. From 1972 to 1976, Mr. Lemon was an Assistant Instructor in Economics at the University of Kansas. From 1970 to 1972, he was employed by General Electric in the Financial Management Program. Mr. Lemon holds a Bachelor’s Degree in Mathematics and Economics, a Master’s Degree in Economics and a Ph.D. in Economics, all from the University of Kansas. He has served on several committees and in various advisory roles in both the community and university settings.

•

Kenneth G. Stella. Mr. Stella became a Trustee on February 10, 1998. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, (“Association”) having served that institution since 1984. Among his responsibilities for the Association, he serves as the

Chief Executive Officer and is responsible for implementation of all Board of Director’s policies and directives. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master’s Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank and Trust.

•	David H. Windley. Mr. Windley became a Trustee in August 2004. In 1971, he became a founding partner of the CPA firm of Blue & Co., LLC, and currently works as an auditor for healthcare, manufacturing, construction and various other industries. He is also a financial consultant to a number of different businesses. From 1967 to 1971, he was employed by Ernst & Ernst. He holds a Bachelor of Arts Degree from Transylvania University and a Master’s Degree in Business Administration from Indiana University. Among other affiliations, he holds a directorship with Meridian Investment Advisors, Inc., and Eureka College.

Messrs. Clevenger, Stella and Windley and Ms. Frisby are also Members of the Board of Managers of Lincoln National Variable Annuity Fund A (“Fund A”), an investment company which is registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and is a separate account of Lincoln Life. Ms. Chrzan and Mr. Lemon are presently Advisory Members of the Board of Managers of Fund A. Fund A and the Funds are collectively referred to herein as the “Fund Complex.”

Do the Trustees also have an ownership interest in the Funds?

As of December 31, 2004, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds (as of [December 31, 2004])	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of [December 31, 2004])

TRUSTEE

Kelly D. Clevenger	International Fund—$1 - $10,000 Aggressive Growth Fund—$1 - $10,000	$10,001 - $50,000

ADVISORY TRUSTEE

Janet Chrzan	Bond Fund—$1 - $10,000 Capital Appreciation Fund—$1 - $10,000 Equity-Income Fund—$1 - $10,000 Money Market Fund—$1 - $10,000	$10,001 - $50,000

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds (as of December 31, 2004)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2004)

TRUSTEE

Nancy L. Frisby

Capital Appreciation Fund—$1 - $10,000

Growth and Income Fund—$10,001 - $50,000

Managed Fund—$50,001 - $100,000

Small Cap Index Fund—$10,001 - $50,000

Social Awareness Fund—$10,001 - $50,000

Special Opportunities Fund—$10,001 - $50,000

Over $100,000

Kenneth G. Stella	None	None

David H. Windley	None	None

ADVISORY TRUSTEE

Gary D. Lemon	Growth and Income Fund—$10,001 - $50,000	$10,001 - $50,000

Board, Stockholder and Committee Meetings. During its last fiscal year, the Trust held five Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and at least 75% of committee meetings held within the last fiscal year by a committee on which the Trustee serves as a member.

Audit Committee

The Board of Trustees maintains an Audit Committee to oversee the Trust’s financial reporting process on behalf of the Board of Trustees and to report the result of their activities to the Board. The Audit Committee operates according to a written charter and will assist and act as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to stockholders of each Fund and others relating to oversight of fund accounting, the Trust’s system of control, the Trust’s process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the Funds. The Audit Committee will approve, prior to appointment, the engagement of the Trust’s independent auditor, and will review and evaluate the qualifications, independence, and performance of the independent auditor. The current members of the Audit Committee include all of the Independent Trustees: Nancy L. Frisby, Kenneth G. Stella and David H. Windley. During the Trust’s last fiscal year, the Audit Committee held four meetings.

Nominating and Governance Committee

The Board of Trustees also maintains a Nominating and Governance Committee that is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board. The Board has adopted a charter for its Nominating and Governance Committee setting forth such Committee’s responsibilities. A copy of the charter is included as Exhibit A to this Proxy Statement. The Trust does not maintain an internet website. The Nominating and Governance Committee is currently comprised of Nancy L. Frisby, Kenneth G. Stella and David H. Windley, each of whom is an Independent Trustee. The Nominating and Governance Committee for the Trust held two meetings during the Trust’s last fiscal year.

Trustee Nominees and Selection Process

The Nominating and Governance Committee generally identifies candidates for Board membership through personal and business contacts of the Trustees. In addition, the Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. The Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, a check of the candidate’s references and other due diligence. In evaluating a candidate, the Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

The Nominating and Governance Committee has not established any specific minimum requirements that a candidate must meet in order to recommend the candidate to the Board to serve as a Trustee. Rather, the Committee seeks candidates (i) who, in its judgment, will serve the best interests of the Trust’s shareholders and are willing and able to contribute to the Board’s oversight and decision-making functions, and (ii) whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

The Nominating and Governance Committee will accept shareholder recommendations for nomination to the Board. Shareholders who wish to submit recommendations for nominations to the Board must submit their recommendations in writing to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating and Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

Board Compensation. The Fund Complex pays each Independent Trustee an annual fee of $20,000 and an aggregate per day meeting fee of $3,000 for attending meetings of the Board of Trustees or committees of the Board of Trustees attended by the Independent Trustees. Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers who are employed by the Adviser or an affiliated company thereof receive no compensation or expense reimbursement from the Trust. Trustees do not receive any pension or retirement benefits as a result of their service as a trustee of the Trust. The following table illustrates the compensation paid to the Independent Trustees by the Trust as well as compensation paid to the Independent Trustees by the Fund Complex for the Trust’s most recently completed fiscal year ending December 31, 2004:

Compensation Table

Name of Person, Position	Aggregate Compensation From the Trust	Total Compensation From the Trust and Fund Complex
Nancy L. Frisby, Trustee	$41,000	$42,400

Gary D. Lemon, Advisory Trustee	29,000	30,000

Kenneth G. Stella, Trustee	35,000	35,400

David H. Windley, Trustee	35,000	35,650

Officers. The Board and the senior management of the Trust appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Trust: Kelly D. Clevenger, James E. Blake, Cynthia

A. Rose, Sheryl L. Sturgill, Eldon J. Summers and Risé C.M. Taylor. Exhibit B includes biographical information and the past business experience of such officers, except for Mr. Clevenger, whose information is set forth above along with the other nominees.

What is the Board of Trustees recommending?

The Board of Trustees is recommending that you Vote FOR all Nominees for Trustee.

What is the Required Vote to Approve Proposal No. 1?

Approval of the nominees requires the affirmative vote of a plurality of the shares of the Fund represented at the meeting, which means that the five nominees who receive the largest number of properly cast votes will be elected as Trustees.

PROPOSAL 2:	To approve a new subadvisory agreement for the Fund between the Adviser and the Fund’s Sub-Adviser; there will be no change in the overall management fee that the Fund pays.

Why am I getting this proxy? What is the proposal?

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. (the “Transaction”). As a result of the Transaction, the Sub-Adviser to the Fund, previously an indirect wholly owned subsidiary of Citigroup, became a wholly owned subsidiary of Legg Mason.

The Transaction resulted in the automatic termination of the Sub-Adviser’s current sub-advisory agreement (the “Current Subadvisory Agreement”) with respect to the Fund. In anticipation of the Transaction, the Independent Trustees of the Board met on October 25, 2005 for purposes of considering whether it would be in the best interests of the Fund and its shareholders to approve the new subadvisory agreement between the Adviser and the Sub-Adviser (the “New Subadvisory Agreement”), which is included as Exhibit C to this proxy statement. On October 25, 2005, the full Board of Trustees met to review and consider the Transaction, its impact upon the Trust and the Fund, and Fund management’s recommendation that the Sub-Adviser continue to provide the Fund’s day-to-day investment management. The Board reviewed information provided by the Sub-Adviser and Legg Mason. Based upon such information and the recommendations of Fund management, the Board, at the October 25th meeting, approved the New Subadvisory Agreement, subject to shareholder approval. The terms and conditions of the New Subadvisory Agreement are substantially similar to the terms and conditions of the Current Subadvisory Agreement.

If the shareholders of the Fund approve the New Subadvisory Agreement, the Sub-Adviser will provide day-to-day investment management to the Fund. The Transaction is not expected to change the Fund’s investment objective, investment policies or the Fund’s overall investment management fees. If the shareholders of the Fund approve the New Subadvisory Agreement, the New Subadvisory Agreement will become effective on the date the Fund’s shareholders approve it.

The name of the Sub-Adviser remains the same following the Transaction, but will eventually change. Under a licensing agreement between Citigroup and Legg Mason, the name of the Sub-Adviser is owned by Citigroup, but is licensed for use by Legg Mason until no later than one year after the date of the licensing agreement. It is possible that the Sub-Adviser’s name will change in less than six months.

The Current Subadvisory Agreement, dated as of May 1, 2005, was approved by the Board of Trustees on January 10 and 11, 2005. The Current Subadvisory Agreement was submitted to the sole initial shareholder for approval and was approved on April 29, 2005.

The Current Investment Management Agreement, dated as of May 1, 2005, between the Fund and the Adviser, was approved by the Board of Trustees on January 10 and 11, 2005. The Current Investment Management Agreement was submitted to the sole initial shareholder for approval and was approved on April 29, 2005. The Current Investment Management Agreement was last approved by the Board of Trustees on August 15, 2005.

What is an “Interim Agreement?”

Because the Transaction was completed before the shareholders were able to approve the New Subadvisory Agreement, the Sub-Adviser and the Adviser have entered into an interim subadvisory agreement (the “Interim Agreement”) to provide for uninterrupted subadvisory services to the Fund.

The Interim Agreement permits the Sub-Adviser to manage the Fund until the New Subadvisory Agreement is approved by the Fund’s shareholders or until the Adviser makes other arrangements for portfolio management of the Fund.

The Interim Agreement is identical in form and terms to the Current Subadvisory Agreement, except for certain additional provisions that are permitted or required by applicable law. The term and effective date of the Interim Agreement differ from the Current Subadvisory Agreement. Applicable law would permit the Interim Agreement to remain in effect for only 150 days.

The Interim Agreement will have an “escrow” provision so that any compensation that the Sub-Adviser earns under the Interim Agreement would be held in an interest-bearing escrow account. In order for this compensation to be released from the escrow account to the Sub-Adviser, the law requires Fund shareholders to approve the New Subadvisory Agreement before the end of the 150-day period. If the Interim Agreement is entered into and shareholders do not approve the New Subadvisory Agreement, the Sub-Adviser is entitled to receive the lesser of the compensation held in the escrow account, or its actual costs of providing subadvisory services during the period that the fees were escrowed.

What were the Considerations of the Board in Approving the New Subadvisory Agreement?

On October 25, 2005, the Board, including the Independent Trustees, met for the purposes of, among other things, considering and evaluating the New Sub-Advisory Agreement. The Independent Trustees reported that they had met in executive session at the meeting and prior to the meeting to consider approval of the New Subadvisory Agreement. The Independent Trustees reported that they had reviewed materials provided by Fund Management and the Sub-Adviser prior to the meeting, and a memorandum from their independent legal counsel that advised them of their fiduciary duties and the factors that they should consider in evaluating the Agreement. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendation to the Board of Trustees.

The Independent Trustees reported that they had considered written materials prepared by Fund Management and the Sub-Adviser in terms of performance, investment process, services offered and compliance as well as an in-person presentation by the Sub-Adviser in considering the nature, extent and quality of services provided. The Independent Trustees reviewed materials describing the services that the Sub-Adviser currently provides to the Fund, information about the Legg Mason organization and the retention agreements to be put in place with the Fund’s current portfolio managers, and the Independent Trustees concluded that the Sub-Adviser was qualified to provide the subadvisory services. In determining that the investment performance of the Fund was too new to be fairly evaluated, the Independent Trustees considered that the Fund had only been operational since May, 2005 and reviewed their January, 2005 initial evaluation of the Sub-Adviser’s performance capabilities in comparing the investment performance of the Smith Barney Appreciation Fund managed by the Sub-Adviser to the S&P 500 Index and the performance of the comparable Lipper peer group funds when they had concluded that the Sub-Adviser had provided better than average return at lower risk. The Independent Trustees reviewed comparative Lipper peer group expense information, the fee charged by the Sub-Adviser to the Fund as sub-adviser and as adviser to two Citigroup Asset Management funds with the same investment strategy and considered that the subadvisory fee includes breakpoints in determining that the subadvisory fee was reasonable. The Independent Trustees considered that the subadvisory fee schedule was negotiated at arm’s length between the Adviser and the Sub-Adviser, an unaffiliated third party, that the current size of the Fund did not offer the opportunities for economies of scale at present and that the Adviser compensates the Sub-Adviser from its fees. With respect to the profitability to the Sub-Adviser of its relationship with the Fund, the Independent Trustees considered the Sub-Adviser’s representation that the information was not yet available. The Independent Trustees recommended that the Board approve the New Subadvisory Agreement with the Sub-Adviser for the Fund.

The Board of Trustees concurred with the evaluation and recommendations of the Independent Trustees, and approved:

(a) the selection of the Sub-Adviser as the sub-adviser to the Fund;

(b) the New Subadvisory Agreement;

(c) the subadvisory fee and any other amounts to be paid under the Agreement.

Comparison of the Current Subadvisory Agreement and the New Subadvisory Agreement

Advisory Services

Under the proposed New Subadvisory Agreement, the Adviser, as manager, will retain the Sub-Adviser as a sub-adviser and the Sub-Adviser will continue to manage the Fund’s investments on a day-to-day basis, subject to the supervision of the Adviser. The services to be provided to the Fund by the Sub-Adviser under the New Subadvisory Agreement will be identical to those it currently provides under the Current Subadvisory Agreement.

Under the Current Subadvisory Agreement, the Sub-Adviser is responsible for day-to-day portfolio management of the Fund. The Sub-Adviser provides these services under the Current Subadvisory Agreement in accordance with (i) the provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the Fund’s investment objectives, policies and restrictions; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940; (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund. The Sub-Adviser will have the same contractual obligations and duties under the New Subadvisory Agreement.

Both the Current Subadvisory Agreement and the New Subadvisory Agreement require the Sub-Adviser to furnish the Adviser and the Board of Trustees with such information and reports as the Adviser deems appropriate or as the Board of Trustees shall reasonably request. In both the Current Subadvisory Agreement and the New Subadvisory Agreement, the Sub-Adviser agrees to maintain all books and records relating to the investments and investment transactions of the Fund.

Fees

The Adviser pays the Sub-Adviser out of the fees it receives under the investment management agreement it has with the Trust on behalf of the Fund, and therefore the rate of investment management fees that the Fund pays will not be affected by the Transaction. The annual rate of investment management fees payable under the Current Investment Management Agreement is: .69 of 1% of the average net assets of the Fund. As of November 30, 2005, the net assets of the Fund were $14,965,320.18, and the Fund paid $25,838.76 in advisory fees to the Adviser for the period from May 1, 2005 through November 30, 2005.

The annual rates of the subadvisory fees under the Current Subadvisory Agreement and the proposed New Subadvisory Agreement are: 0.40 of 1% of the first $500 million of average net assets of the Fund and 0.35% of 1% of the amount in excess of $500 million. As of November 30, 2005, the net assets of the Fund were $14,965,320.18, and the Adviser paid the Sub-Adviser $14,979.38 in advisory fees for the period from May 1, 2005 through November 30, 2005.

Payment of Expenses

Under the Current Subadvisory Agreement and the proposed New Subadvisory Agreement, the Sub-Adviser pays all the expenses it incurs to furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the applicable agreement faithfully. The Current Subadvisory Agreement and the proposed New Subadvisory Agreement provide that the Sub-Adviser will pay all expenses to furnish administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, excluding expenses associated with the determination of net asset value per share, portfolio accounting and shareholder accounting services.

Brokerage

The Current Subadvisory Agreement and the New Subadvisory Agreement provide that the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price or best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services in accordance with an SEC safe harbor provision.

Limitation of Liability

The Current Subadvisory Agreement and New Subadvisory Agreement both generally provide that the Sub-Adviser shall not be liable to the Fund or any Fund shareholder for any action or omission in the course of, or connected with, rendering subadvisory services, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as sub-adviser. The Current Subadvisory Agreement and the New Subadvisory Agreement also provide that failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”) shall constitute gross negligence.

The Current Subadvisory Agreement and the proposed New Subadvisory Agreement generally provide that the Sub-Adviser agrees to indemnify the Adviser and the Fund for, and hold it harmless against, any and all losses, claims, damages, liabilities or litigation to which the Adviser or the Fund may become subject insofar as such amounts arise as a result of:

(a) any failure by the Sub-Adviser to adequately diversify the investment program of the Fund pursuant to the requirements of the Code; or

(b) any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s registration statement or any omission of a material fact required to be stated necessary to make such disclosure not misleading.

Continuance

If shareholders of the Fund approve the New Subadvisory Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The New Subadvisory Agreement may be continued from year to year thereafter by a majority vote of the Trustees or by a vote of a majority of all votes attributable to the outstanding shares of the Fund, provided that in either case the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Termination

The Current Subadvisory Agreement and the New Subadvisory Agreement provide that the Agreement may be terminated (i) by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by the Adviser on sixty (60) days’ written notice to the Sub-Adviser, and (iii) by the Sub-Adviser on sixty (60) days’ written notice to the Adviser.

Both the Current Subadvisory Agreement and New Subadvisory Agreement provide for immediate termination in the event of their assignment.

What is the Board of Trustees Recommending?

The Board of Trustees is recommending that you provide voting instructions to APPROVE the proposal.

What is the Required Vote to approve Proposal No. 2?

Provided that one-third (33 1/3%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting (“Quorum”), and the affirmative vote of a “majority of the Shares voted,” Proposal No. 1 will be approved. For purposes of this requirement, “majority of the shares voted” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

What Happens if Shareholders Do Not Approve the Proposal?

If shareholders do not approve the New Subadvisory Agreement, the Adviser will either directly manage the Fund’s investments on a day-to-day basis, or hire another sub-adviser, subject to any necessary Board and shareholder approvals.

Additional Information about the Adviser and the Sub-Adviser

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. The Adviser is located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. As of September 30, 2005, the Adviser and its affiliates had over $110 billion in assets under management.

The Adviser is an indirect, wholly-owned subsidiary of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters currently in Philadelphia, Pennsylvania, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

Legg Mason, whose principle executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. Legg Mason is a holding company that currently provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $397 billion, of which approximately $248 billion (62%) represented fixed income assets, and $75 billion (19%) represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The Sub-Adviser, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of Legg Mason. Its principal executive offices are located at 399 Park Avenue, New York, New York 10022. As of September 30, 2005, the Sub-Adviser had aggregate assets under management of approximately $91.65 billion; approximately $77.46 billion represents assets in mutual and closed-end funds sponsored by the Sub-Adviser.

The Sub-Adviser also provides subadvisory services to other mutual funds with similar investment objectives to those of the Fund. The table set forth in Exhibit D lists other funds advised by the Sub-Adviser (and not managed by the Adviser), the net assets of those funds, and the management fees the Sub-Adviser received from those funds during the fiscal years ended on the date noted.

The Adviser is a series of Delaware Management Business Trust. The following table provides the name and principal occupation of the Adviser’s principal executive officers and the trustees. The address of each of the officers and/or trustees of the Adviser is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Name	Principal Occupation

Jude T. Driscoll	President, Chief Executive Officer, and Trustee

Ryan K. Brist	Executive Vice President, Managing Director, Chief Investment Officer, Fixed Income

Patrick P. Coyne	Executive Vice President, Managing Director, Chief Investment Officer, Equities, and Trustee

See Yeng Quek	Executive Vice President, Managing Director, Chief Investment Officer, Fixed Income, and Trustee

Philip N. Russo	Executive Vice President, Chief Financial Officer, Chief Administrative Officer

David P. O’Connor	Senior Vice President, Strategic Investment Relationships Initiatives, General Counsel, and Trustee

John C. Campbell	Executive Vice President, Global Marketing & Client Services, and Trustee

The following table provides the name and principal occupation of the Sub-Adviser’s principal executive officers and directors following the closing of the Transaction. The address of each of these officers and directors is 399 Park Avenue, New York, New York 10022.

Name	Principal Occupation
Peter Wilby	Director and Managing Director
Michael Even	Director
Evan Merberg	Director
Michael Fred Rosenbaum	Chief Legal Officer
Andrew Beagley	Chief Compliance Officer

No Trustee or officer of the Trust is an officer, director, employee, general partner or shareholder of the Sub-Adviser. Risé C. M. Taylor is an officer of the Trust and is an officer of the Adviser.

As of December 31, 2004, the Adviser had the following affiliated brokers: AnnuityNet Insurance Agency, Inc., Delaware Distributors, L.P., Lincoln Financial Distributors, Inc., Lincoln Financial Advisors Corporation, and The Lincoln National Life Insurance Company. With respect to any affiliated brokers of the Sub-Adviser, Legg Mason sold its broker-dealer business as part of the Transaction. Presently, Legg Mason has a wholly owned subsidiary, Legg Mason Investor Services, LLC, which is a limited purpose broker-dealer that only distributes mutual funds shares. The Fund has not completed its first fiscal year of operations; therefore, the Fund has not paid brokerage commissions to affiliated brokers as of its most recently completed fiscal year, which would be December 31, 2005.

The Fund has not completed its first fiscal year of operations; therefore, the Fund has not paid (a) administrative fees to Lincoln Life or (b) accounting and financial reporting fees to Delaware Management Holdings, Inc. and Delaware Services Company, Inc. as of its most recently completed fiscal year, which would be December 31, 2005. Lincoln Life, Delaware Management Holdings, Inc., and Delaware Services Company, Inc. will continue to provide these services to the Fund after the New Subadvisory Agreement is approved.

Under a distribution and service plan for the Fund’s Service Class shares, the Fund pays for activities primarily intended to sell Service Class shares out of the assets of the Service Class. The Fund has not completed its first fiscal year of operations; therefore, the Fund has not paid amounts under the distribution and service plan as of its most recently completed fiscal year, which would be December 31, 2005. Any fees paid to date were used to pay Lincoln Life and Lincoln Life & Annuity Company of New York, who have agreed to use the fees for paying services fees as defined under NASD rules and for the printing of prospectuses and reports used for sales purposes. The Fund will continue to make payments under the plan after the New Subadvisory Agreement is approved.

GENERAL INFORMATION

What is the share ownership of each Fund?

The number of shares the Fund had outstanding as of December 1, 2005 is listed in the table at Exhibit E. The applicable Contract Owners are entitled to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote the Fund shares attributable to their variable annuity contract or variable life insurance policy at the Trust’s Special Meeting.

To the knowledge of the Trust, as of December 1, 2005, no person, except as set forth in the table at Exhibit E, owned of record 5% or more of the outstanding shares of any class of the Fund. To the knowledge of the Trust, as of December 1, 2005, no person, except as set forth in the table at Exhibit E, beneficially owned more than 5% of any class of the Fund’s outstanding shares. On December 1, 2005, no director or executive officer of the Fund owned any separate account units attributable to more than one-half of one percent of the assets of any class of the Fund.

Other Business

To the knowledge of the Trust’s Board of Trustees, there is no other business to be brought before the Special Meeting of the stockholders. However, if other matters do properly come before the meeting, Lincoln Life and Lincoln New York intend to vote each Fund’s shares in accordance with the judgment of the Trust’s Board on such matters.

Contract Owner Proposals

Under authority granted the Trustees by the Bylaws of the Trust, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Fund. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures may be obtained from Lincoln Life or Lincoln New York.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP has been selected as the independent auditors for the Trust for its current fiscal year. The Audit Committee must pre-approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of the Trust. The Committee must also pre-approve any non-audit service to be provided by Ernst & Young LLP to the Trust, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations and financial reporting of the Trust. The Committee reviews any audit or non-audit services to be provided by Ernst & Young LLP to determine whether they are appropriate and permissible under applicable law.

Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but have the opportunity to make a statement if they wish, and will be available should any matter arise requiring Ernst & Young LLP’s presence, such as to respond to appropriate questions.

Audit Fees. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Trust’s financial statements and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and 2003 for the Trust were $181,400 and $168,600, respectively.

Audit-Related Fees. There were no fees billed by Ernst & Young LLP for assurance and other services reasonably related to the performance of the audit of the Trust’s financial statements and not reported above under “Audit Fees” for the fiscal years ended December 31, 2004 and 2003.

Tax Fees. There were no fees billed by Ernst & Young LLP for tax-related services provided to DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of the Trust for the Trust’s last two completed fiscal years ended on December 31, 2004 and 2003.

All Other Fees. There were no other fees billed by Ernst & Young LLP for products and services provided by the independent auditor to the Trust for the Trust’s last two completed fiscal years ended December 31, 2004 and 2003.

Aggregate Non-Audit Fees to the Trust, DMC and Service Provider Affiliates. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Trust and to DMC and other service providers under common control with DMC, for the Trust’s last two completed fiscal years ended December 31, 2004 and 2003 were $446,330 and $413,240, respectively.

Principal Accountant’s Independence. In connection with its selection of the independent auditor, the Audit Committee has considered Ernst and Young LLP’s provision of non-audit services to DMC and other service providers under common control with DMC that were not required to be pre-approved pursuant to Regulation S-X. The Audit Committee has determined that the provision of these services is compatible with maintaining Ernst & Young LLP’s independence.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to the Trust, c/o The Lincoln National Life Insurance Company at 1300 S. Clinton Street, Fort Wayne, IN 46802. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

EXHIBITS TO

PROXY STATEMENT

Exhibit A—Nominating and Governance Committee Charter

Exhibit B—Executive Officers of the Trust

Exhibit C—Subadvisory Agreement between Adviser and Sub-Adviser

Exhibit D—Other Funds with Similar Investment Objectives Managed by the Sub-Adviser

Exhibit E—Ownership of Shares as of December 1, 2005

EXHIBIT A

Nominating and Governance Committee

Charter

Membership

The Nominating and Governance Committee shall be composed entirely of independent directors.

Nominating Functions

1.	The Committee shall make nominations for independent director membership on the Board of Directors. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other principal service providers.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Directors.

3.	The Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall review and recommend any appropriate changes in compensation for directors, independent chair, and all committee chairs to the Board.

Committee Functions

1.	The Committee shall make nominations for membership on all committees, committee chairs, and independent chair and shall review all of these assignments at least annually.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for committee chairs and the independent chair. The Committee shall make recommendations for any such action to the full Board.

Other Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by the Funds and the Independent Directors, and shall be responsible for the supervision of counsel for the Independent Directors.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

3.	The Committee shall review the Charter at least annually and recommend any changes to the full Board of Directors.

4.	The Committee is responsible for managing the annual Board assessment process and any peer reviews.

EXHIBIT B

EXECUTIVE OFFICERS OF THE TRUST

Officers Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Officer	Other Board Memberships Held by Officer

James E. Blake One Commerce Square 2005 Market Street Philadelphia, PA 19103 YOB: 1963	Chief Compliance Officer	Chief Compliance Officer since November 2005	Assistant Vice President and Senior Compliance Officer, Delaware Investments; formerly Client Trading Compliance Manager, Loomis Sayles & Company, LP	N/A	N/A

Cynthia A. Rose 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Assistant Secretary, Lincoln National Corporation; formerly Secretary and Assistant Vice President, The Lincoln National Life Insurance Company.	N/A	N/A

Sheryl L. Sturgill 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1959	Chief Accounting Officer	Chief Accounting Officer since November 2003

Assistant Vice President

and Director of Separate

Accounts, The Lincoln

National Life Insurance

Company; formerly

Compliance Director

and Senior Business

Controls Consultant,

Lincoln National

Reassurance Company

				N/A	N/A

Eldon J. Summers 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1950	Second Vice President and Treasurer	Second Vice President and Treasurer since May 2003	Treasurer, Second Vice President, The Lincoln National Life Insurance Company; formerly Assistant Vice President and Senior Treasury Consultant, Lincoln National Corporation.	N/A	N/A

Risé C. M. Taylor 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President, Assistant Secretary and Assistant Treasurer	Vice President, Assistant Secretary and Assistant Treasurer since August 2003	Vice President, The Lincoln National Life Insurance Company; formerly Portfolio Manager of Lincoln Investment Management	N/A	N/A

EXHIBIT C

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (“Agreement”) executed as of                     , 2006, is between Delaware Management Company, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Adviser”), and Salomon Brothers Asset Management Inc., a Delaware corporation (the “Sub-Adviser”).

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of the Core Fund (the “Fund”) has entered into an Investment Management Agreement with the Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a) Subject to the direction and control of the Board of Trustees (the “Trustees”) of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”). The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.

(b) The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

(c) The Sub-Adviser shall vote proxies relating to the Fund’s investment securities in accordance with the Sub-Adviser’s proxy voting policies and procedures, and shall review its proxy voting activities on a periodic basis with the Trustees. Upon sixty (60) days’ written notice to the Sub-Adviser, the Trustees may withdraw the authority granted to the Sub-Adviser pursuant to this Section.

(d) The Sub-Adviser shall exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Fund in the manner in which the

Sub-Adviser believes to be in the best interests of the Fund, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser. Upon sixty (60) days’ written notice to the Sub-Adviser, the Adviser may withdraw the authority granted to the Sub-Adviser pursuant to this Section.

(e) In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

(f) The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

(g) The Sub-Adviser shall furnish the Adviser and the Board of Trustees with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Board of Trustees shall reasonably request. The Sub-Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund.

(h) The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

(i) In the performance of its duties, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the stated investment objectives, policies and restrictions of the Fund; (iii) the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”); (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund. The Adviser has furnished or will furnish the Sub-Adviser with copies of the Fund’s Registration Statement, Prospectus, Statement of Additional Information, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish promptly the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until the Adviser delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus and Statement of Additional Information and any supplements thereto previously furnished to the Sub-Adviser.

(j) The Sub-Adviser shall assist the Fund in the preparation of its registration statement, prospectus, shareholder reports, marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Fund with complete and accurate disclosure for use in the Fund’s Regulatory Filings, including, without limitation, any requested disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall be allowed a reasonable period of time to perform the tasks described in this paragraph.

(k) The Sub-Adviser shall furnish the Adviser, the Board of Trustees and/or the Chief Compliance Officer of the Trust and/or the Adviser with such information, certifications and reports as such persons may deem appropriate or may request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act. Such information, certifications and reports shall include, without limitation, those regarding the Sub-Adviser’s compliance with the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, the Code of Ethics of the Sub-Adviser and the Trust and certifications as to the validity of certain information relating to the Sub-Adviser or the Fund that is included in the Fund’s Regulatory Filings. The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer) available to the Adviser and/or the Chief

Compliance Officer of the Trust and/or the Adviser from time to time to examine and review the Sub-Adviser’s compliance program and its adherence thereto.

(l) Except as expressly provided under this Agreement, neither the Sub-Adviser nor any of its officers or employees shall act upon or disclose to any person any material non-public information with respect to the Fund, the Trust or the Adviser, including, without limitation, the portfolio holdings of the Fund.

2. OTHER AGREEMENTS.

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3. COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a) As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A attached hereto.

(b) The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month. If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4. AUTOMATIC TERMINATION.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason.

5. EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a) This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as set forth below. Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

(b) This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated at any time:

(i) by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

(ii) by the Adviser on 60 days’ written notice to the Sub-Adviser; or

(iii) by the Sub-Adviser on 60 days’ written notice to the Adviser.

(c) This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Fund and the Adviser shall have terminated.

(d) No amendment to this Agreement shall be effective unless (i) there is written consent of the parties to this Agreement and (ii) the amendment is approved in a manner consistent with the 1940 Act as interpreted or permitted by the U.S. Securities and Exchange Commission (“SEC”) and/or its staff.

6. CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, and (d) the principal officers of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7. NONLIABILITY OF SUB-ADVISER.

(a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

(b) Failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Code, as required by Section 1 of this Agreement, shall constitute gross negligence per se under sub-paragraph 7(a) above.

8. INDEMNIFICATION.

The Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including legal and other expenses) to which the Adviser or the Funds may become subject as a result of:

(a) any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder; or

(b) any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s Registration Statement or any omission of a material fact required to be stated necessary to make such disclosure not misleading; provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

9. CONFIDENTIALITY.

The Adviser and the Fund agree that they will not disclose the securities holdings of the Fund to third parties, except (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; or (iii) pursuant to the Trust’s portfolio holdings policy, which may be amended by the Trust from time to time.

The Sub-Adviser agrees that in the performance of its obligations under this Agreement, it will provide certain proprietary materials to the Adviser such as the Sub-Adviser’s compliance procedures, approved lists of Fund investments, and other materials or information that Sub-Adviser shall prominently label or otherwise describe as “Confidential” (“Confidential Information”). The Adviser agrees that it will not disclose such Confidential Information, except (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to any of the following parties or as otherwise reasonably agreed to by the Sub-Adviser in writing:

•	Trustees and officers of the Fund;

•	Officers and employees of the Adviser and the Administrator;

•	Counsel to any of the Fund, Adviser, Administrator or the Independent Trustees; or

•	The independent accountants and any other agent or service provider of the Fund.

10. RECORDS; RIGHT TO AUDIT.

(a) The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund, and the Sub-Adviser will surrender promptly to the Fund any such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Fund’s auditors, any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

11. MARKETING MATERIALS.

(a) The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser’s affiliates is named. No such material shall be used except with prior written permission of the Fund or its delegate. The Fund agrees to respond to any request for approval on a prompt and timely basis. Failure by the Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund. If the Sub-Adviser makes an unauthorized use of the names, derivatives, logos, trademarks, service marks or trade names of the Fund or the Adviser, the parties acknowledge that these entities shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Fund or the Adviser, as applicable, will be entitled to injunctive relief.

(b) The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named. No such material shall be used except with prior written permission of the Sub-Adviser or its delegate. The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis. Failure by the Sub-Adviser to respond within ten (10) calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser. If the Adviser or the Fund makes an unauthorized use of the

Sub-Adviser’s names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Sub-Adviser will be entitled to injunctive relief.

(c) The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. Upon termination of this Agreement, the Adviser and the Fund shall as soon as practicable cease to use such name(s), derivatives, logos, trademarks, service marks or trade names.

(d) The parties agree that they shall have no responsibility to ensure the adequacy of the form or content of such advertising, supplemental sales literature or other promotional material for purposes of the 1940 Act or other applicable laws and regulations; provided, however, that each party is responsible for the accuracy of any information that it gives to the other party which is included in such advertising, supplemental sales literature or other promotional material.

12. GOVERNING LAW.

This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14. CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the SEC and/or its staff.

15. COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and, all of which, when taken together, shall consist of one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their duly authorized representatives, all as of the day and year first above written.

DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust

Name:
Title:

SALOMON BROTHERS ASSET MANAGEMENT INC.

Name:
Title:

Accepted and agreed to

as of the day and year

first above written:

CORE FUND, a series of Lincoln Variable Insurance Products Trust

Name:
Title:

SCHEDULE A

Fee Schedule

The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

.40% on the first $500 million; and

.35% on the amount in excess of $500 million

EXHIBIT D

Other Funds with Similar Investment Objectives Managed by the Sub-Adviser

Trust Name—Fund Name	Assets Under the Sub-Adviser’s Management/Fund Size	Effective Subadvisory Fee (based on assets)	Fee Waiver

Greenwich Street Series Fund—Appreciation Portfolio	$897.92 mm (as of 9/30/05)	73 bps; The fund has a fee schedule payable that reduces the advisory and administration fee payable as follows: 0.550% and 0.200% up to $250 million; 0.513% and 0.187% on the next $250 million; 0.476% and 0.174% on the next $500 million; 0.439% and 0.161% on the next $1 billion; 402% and 0.148% on the next $1 billion and 0.365% and 0.135% on assets over $3 billion.	None

Smith Barney Appreciation Fund	$5.98 billion	56 bps	None

EXHIBIT E

OWNERSHIP OF SHARES AS OF DECEMBER 1, 2005

OUTSTANDING SHARES AS OF DECEMBER 1, 2005

Core Fund	Shares Outstanding
Standard Class	1,371,737.98
Service Class	72,526.00

1,444,263.98

PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 1, 2005

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
RECORD OWNERS

Core Fund Standard Class	Lincoln Variable Insurance Products Trust— Moderate Profile Fund Moderately Aggressive Profile Fund Aggressive Profile Fund The Lincoln National Life Insurance Company (Owned Directly) 1300 South Clinton Street Fort Wayne, IN 46801	479,492.72 482,574.36 138,505.41 199,702.32	34.96% 35.18% 10.10% 14.56%

Core Fund Service Class	Lincoln Life Variable Annuity Account N 1300 South Clinton Street Fort Wayne, IN 46801	69,852.21	96.31%

BENEFICIAL OWNERS

Lincoln VIP Core Fund Service Class	Jewell E. Gentry 15257 SW 43rd Court Ocala, FL 34473	6,582.83	9.08%

Lincoln VIP Core Fund Service Class	Helen Hope Graham 411 41st Street SE, Apt. 201 Charleston, WV 25304	6,448.10	8.89%

Lincoln VIP Core Fund Service Class	John R. Caslavka Trust A 2810 E. 35th Street Tulsa, OK 74105	5,510.01	7.60%

Lincoln VIP Core Fund Service Class	Roy C. Blair 36394 Crystal Springs Court Newark, CA 94560	5,380.00	7.42%

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 6, 2006.

Signature

Signature (if held jointly)

, 2006
Date	(LNL VA)

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation
Core	Equity-Income	Global Asset Allocation
Growth	Growth and Income	Growth Opportunities
International	Managed	Money Market
Social Awareness	Special Opportunities	Conservative Profile
Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees of the Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Nancy L. Frisby	☐	☐	☐

03. Gary D. Lemon	04. Kenneth G. Stella

05. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

*FOR CORE FUND ONLY*

		FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.		☐	☐	☐

Doc #380855 (LNL VA)

If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 6, 2006.

Signature

Signature (if held jointly)

, 2006
Date	(LNL VUL)

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation
Core	Equity-Income	Global Asset Allocation
Growth	Growth and Income	Growth Opportunities
International	Managed	Money Market
Social Awareness	Special Opportunities	Conservative Profile
Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees of the Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Nancy L. Frisby	☐	☐	☐

03. Gary D. Lemon	04. Kenneth G. Stella

05. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

*FOR CORE FUND ONLY*

		FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.		☐	☐	☐

Doc #380855 (LNL VUL)

If you have any questions, please contact Lincoln Life toll free at 1-800-444-2363.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 6, 2006.

Signature

Signature (if held jointly)

, 2006
Date	(LNY VA)

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation
Core	Equity-Income	Global Asset Allocation
Growth	Growth and Income	Growth Opportunities
International	Managed	Money Market
Social Awareness	Special Opportunities	Conservative Profile
Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees of the Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Nancy L. Frisby	☐	☐	☐

03. Gary D. Lemon	04. Kenneth G. Stella

05. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

*FOR CORE FUND ONLY*

		FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.		☐	☐	☐

Doc #380855 (LNY VA)

If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 6, 2006.

Signature

Signature (if held jointly)

, 2006
Date	(LNY VUL)

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation
Core	Equity-Income	Global Asset Allocation
Growth	Growth and Income	Growth Opportunities
International	Managed	Money Market
Social Awareness	Special Opportunities	Conservative Profile
Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees of the Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Nancy L. Frisby	☐	☐	☐

03. Gary D. Lemon	04. Kenneth G. Stella

05. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

*FOR CORE FUND ONLY*

		FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.		☐	☐	☐

Doc #380855 (LNY VUL)

If you have any questions, please contact Lincoln Life toll free at 1-800-444-2363.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

By submitting this electronic vote, I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 6, 2006.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-235-4258

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation
Core	Equity-Income	Global Asset Allocation
Growth	Growth and Income	Growth Opportunities
International	Managed	Money Market
Social Awareness	Special Opportunities	Conservative Profile
Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees of the Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Nancy L. Frisby	☐	☐	☐

03. Gary D. Lemon	04. Kenneth G. Stella

05. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

*FOR CORE FUND ONLY*

		FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.		☐	☐	☐

(Edelivery)

If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.